THE GABELLI U.S. TREASURY MONEY MARKET FUND
Supplement to Prospectus Dated February 1, 1995

	Effective October 1995, The Gabelli U.S. Treasury Money Market Fund (the "Fund") will pay dividends of net investment income and short-term capital gains on a monthly basis, instead of on a quarterly basis.

	The following sentence replaces the first sentence under "Prospectus Summary" - "Dividends and Reinvestment" on page 2 of the Fund's Prospectus and "Dividends, Distributions and Taxes" on page 13 of the Fund's Prospectus, respectively:

	"The Fund expects to declare daily and pay monthly dividends of net investment income and short-term capital gains and make distributions annually of any net long-term capital gains."

October 2, 1995


\shared\3rdparty\gabmmf\letters\497e1095.DOC